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                                                                   EXHIBIT 10.51



                                 PROMISSORY NOTE



$350,000                                                          April 14, 1999
                                                          Gaithersburg, Maryland


        FOR VALUE RECEIVED, MICHAEL J. BRENNAN, M.D., PH.D. ("BORROWER"), hereby unconditionally promises to pay to the order of GENE LOGIC INC., a Delaware corporation ("LENDER"), at 708 Quince Orchard Road, Gaithersburg, Maryland 20878, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of Three Hundred Fifty Thousand Dollars ($350,000.00) together with interest accrued on the unpaid principal.

        1. PRINCIPAL REPAYMENT. The outstanding principal amount of this Note shall be due and payable on April 13, 2004; provided, however, that in the event that the undersigned's employment by or association with the Company is terminated for any reason prior to the payment in full of this Note, this Note shall be accelerated and all unpaid principal and interest shall become due and payable on the three-month anniversary of the date of such termination. Notwithstanding the foregoing, until the payment in full of this Note has been made, Borrower agrees to apply any proceeds from the sale of common stock of Lender by the Borrower to payment of this Note. If the undersigned fails to pay any of the principal and accrued interest when due, the Company, at its sole option, shall have the right to accelerate this Note, in which event the entire principal balance and all accrued interest shall become immediately due and payable, and immediately collectible by the Company pursuant to applicable law.

        2. INTEREST RATE. Borrower further promises to pay interest on the outstanding principal amount hereof from the date hereof until payment in full, which interest shall be payable at the rate of 5.25% per annum or the maximum rate permissible by law, whichever is less. Interest shall be payable annually in arrears not later than the first day of each calendar year for the preceding year and shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

        3. SECURITY. The full payment of this Note is secured by a pledge of shares of Common Stock of the Lender, and is subject to all of the terms of the Pledge Agreement of even date herewith between the Borrower and the Lender.

        4. APPLICATION OF PAYMENTS. Payment on this Note shall be applied first to accrued interest, and thereafter to the outstanding principal balance hereof.

        5. COSTS. The Lender shall be entitled to recover, and the undersigned agrees to pay when incurred, all costs and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees.

        6. WAIVER. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when


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incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses. The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

        7. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

        8. PREPAYMENT. Borrower may prepay the unpaid principal in whole or in part, without penalty, at any time, upon the payment of all unpaid interest accrued to the date of such prepayment.

        9. NON-TRANSFERABLE. The right of Borrower to request and receive the amounts under this Note, as well as the other benefits under this Note, shall not be assignable or otherwise transferable by Borrower.

        10. SUCCESSORS AND ASSIGNS. The provisions of this Note shall be binding on any successor in interest to Borrower and shall inure to the benefit of any such successor in interest.



                                       /s/ MICHAEL J. BRENNAN, M.D., PH.D.
                                       ----------------------------------------
                                       MICHAEL J. BRENNAN, M.D., PH.D.


ACKNOWLEDGED AND AGREED TO:

GENE LOGIC INC.



/S/  MARK D. GESSLER
-----------------------------------------
MARK D. GESSLER
President, Chief Operating Officer, Chief
Financial Officer and Corporate Secretary